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                                                                    EXHIBIT 10.3

                               AMENDMENT TO THE
                      PEDIATRIC SERVICES OF AMERICA, INC.
                    AMENDED AND RESTATED STOCK OPTION PLAN

        This Amendment to the Pediatric Services of America, Inc. Amended and Restated Stock Option Plan (the "Plan") is made and entered into this 5th day of November, 1997, to be effective as of the 1st day of January, 1997, by Pediatric Services of America, Inc. (the "Company").

                                  WITNESSETH:
                                  ----------

        WHEREAS, the Company wishes to amend the plan to increase the number of shares available for issuance under the Plan.

        NOW, THEREFORE, the Plan is hereby amended as follows:

                                      1.

        Section 3(a) of the Plan is amended to read as follows:

        "(a) Effective as of the January 1, 1997, subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan (together with any options granted to Directors of the Company outside of the
        Plan) shall not exceed in the aggregate One Million Seven Hundred Fifty Thousand (1,750,000) shares of the Company's Common Stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased shall again become available for the Plan."

                                      2.

        Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed by its duly authorized officer as of the date first written above.


                                      PEDIATRIC SERVICES OF AMERICA, INC.


                                      By:
                                         --------------------------------------


                                      Title:   /s/ Joseph D. Sansone, President
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